TransDigm Non‐Deal Roadshow June 2023  Exhibit 99.1

FORWARD LOOKING STATEMENTS This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including information regarding our guidance for future periods.  These forward‐looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events, many of which are outside of our  control. Consequently, such forward looking statements should be regarded solely as our current plans, estimates and beliefs. These statements are subject to risks and uncertainties that could  cause actual results to differ materially from those expressed or implied in the forward‐looking statement. The Company does not undertake, and specifically declines, any obligation, to publicly  release the results of any revisions to these forward‐looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the  occurrence of anticipated or unanticipated events. All forward –looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these  cautionary statements.  These risks and uncertainties include but are not limited to: the impact that the COVID‐19 pandemic has on our business, results of operations, financial condition and  liquidity; the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic  conditions; current and future geopolitical or other worldwide events; cyber‐security threats, natural disasters and climate change‐related events; our reliance on certain customers; the U.S.  defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; failure to complete  or successfully integrate acquisitions; our indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; climate‐related regulations; increases in raw material  costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with our international sales and operations; and other risk factors. Further information  regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10‐K for the fiscal year ended  September 30, 2022 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on our forward‐looking statements.  TransDigm Group Incorporated assumes no obligation to, and expressly disclaims any obligation to, update or  revise any forward‐looking statements, whether as a result of new information, future events or otherwise.  1 SPECIAL NOTICE REGARDING PRO FORMA AND NON‐GAAP INFORMATION This presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain recently completed acquisitions. Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm's actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. This presentation also sets forth certain non‐GAAP financial measures. A presentation of the most directly comparable GAAP measures and a reconciliation to such measures are set forth in the appendix. Forward Looking Statements & Special Notice Regarding  Pro Forma and Non‐GAAP Information

“Private Equity-Like Growth in Value with Liquidity of a Public Market” + 15% - 20% / Year on Average Our Objective 2

Unique & Consistent Business Strategy Private & Public 3 Proprietary Aerospace Products with Significant Aftermarket 3‐Part Value‐Based Operating Strategy  Decentralized Organization/ Aligned with Shareholders   Focused Disciplined Acquisition Strategy  “Private Equity‐Like” Capital Structure & Culture TransDigm’s Consistent Goal – “Private Equity‐Like” Returns to Shareholders

Company Overview 4 FY 2023 Guidance Mid‐Point (2) Revenue 6,455$      EBITDA as Defined (1) 3,260$     EBITDA as Defined Margin 51% ($ in millions) Financial Snapshot (1) EBITDA as Defined is a non‐GAAP financial measure. For a historical reconciliation of EBITDA as Defined to Income from Continuing Operations, please see the appendix. (2) Revenue and EBITDA As Defined information under FY23 Guidance Mid‐point reflects the mid‐point of the range for the fiscal year ending 9/30/23 that was issued on 5/9/23.  The Company  only updates guidance quarterly and this presentation does not confirm or update guidance now.  (3) Enterprise value calculated as of 5/18/23 equals equity value (shares outstanding as of 4/1/23 multiplied by the TDG closing stock price on 5/18/23 plus pro forma total net  debt (total debt less cash)). For a reconciliation of the pro forma total net debt, please see the pro forma capital structure reconciliation on slide 40 of this presentation. Formed Public 1993 2006 Enterprise Value (3) ≈ $67 Billion

Diverse Products, Platforms and Markets  5

EBITDA as Defined and Margin (1)Revenue Consistent Record of Growth and Margin Expansion ($ in millions) $48 $52 $57 $63 $78 $111$131$151$201$249$293$301$374$435 $593 $714$762$828 $1,206 $1,700 $1,924 $2,373 $2,707 $3,171 $3,504 $3,811 $5,223 $5,103 $4,798 $5,429 $6,455 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 E ($ in millions) $10 $10 $13 $17 $25 $44 $51 $54 $72 $98$124$139$164$194 $275 $333 $375$412 $590 $809 $900 $1,073 $1,234 $1,495 $1,711 $1,877 $2,419 $2,278 $2,189 $2,646 $3,260 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 E 6 % of Revenue 20% 19% 23% 27% 32% 40% 39% 36% 36% 39% 42% 46% 44% 45% 46% 47% 49% 50% 49% 48% 47% 45% 46% 47% 49% 49% 46% 45% 46% 49% 51% (1) EBITDA as Defined is a non‐GAAP financial measure. For a historical reconciliation of EBITDA as Defined to Income from Continuing Operations, please see the appendix. (2) Revenue and EBITDA As Defined information for FY23 reflects the mid‐point of the guidance range for the fiscal year ending 9/30/23 that was issued on 5/9/23.  The Company only  updates guidance quarterly and this presentation does not confirm or update guidance now. (2) (2)

Strong Focus on High‐Margin Aftermarket  7 EBITDAAs Defined (2)FY 22 Pro Forma Revenues (1) Commercial  OEM 27% Commercial  Aftermarket 31% Defense 42% Aftermarket OEM Aftermarket: ≈ 55% OEM: ≈ 45% (1) Pro forma revenue is for the fiscal year ended 9/30/2022. Excludes impact of the Calspan Corporation acquisition completed May 2023. Includes full year impact of the DART Aerospace  acquisition completed May 2022. Please see the Special Notice Regarding Pro Forma and Non‐GAAP Information.  (2) EBITDA As Defined is the primary measurement used by management to review and assess the operating performance of each segment is EBITDA As Defined.

Significant Proprietary Revenue Base

TRANSDIGM GROUP INC.

Proprietary Revenue


Non-proprietary
~10%
Proprietary
~90%

Results in strong market positions and a stable, recurring revenue stream

Note: Based on management estimates of pro forma TransDigm sales for FY2022. Please see the Special Notice Regarding Pro Forma and Non-GAAP Information.

8

TransDigm – Expanding Global Footprint 9 49 Operating Units; 114 Manufacturing Locations

TDG Organization Kevin Stein CEO Mike Lisman Co‐COO  Joel Reiss Co‐COO Jes Warren General  Counsel & CCO Sarah Wynne CFO Structure Scalable With Future Growth EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units EVP 6‐7 Op  Units 10

Consistent Operating Model

12 Proven Operating Strategy Profitable New  Business Productivity and  Cost  Improvements Value Based  Pricing 3 Value Drivers VALUE PRICE

Corporate Control Local Autonomy Economy of Scale Mgmt Resources Value Generation Strategy Structure Execution Motivation Central Control Local Autonomy Emp- loyees Owners CORPORATE OPERATING UNIT Organizational Philosophy 13

Organizational Philosophy Structure Small Operating Units Focus on Products and Customers Few Management Layers Business Unit Discipline Execution Significant Local Autonomy Local Decisions Front Line Value Generation Motivation Think Like Owner Create Value Lower Cash Comp &  Higher Equity Price Productivity New Business VALUE CREATION 14

Unique Compensation Concept – “Think/act like an owner” Low ` High Cash Compensation 100% Performance Vesting TDG Ownership Low ` High Equity Based Compensation Very High Shareholder Alignment 15

Customer Value Proposition Highest Value to Customers Provide Reliable, Well Engineered  Products & Deliver Them On‐Time 16

TDG Operating System: A Detailed Process Investment  Highly Engineered Products Require Resourcing  ≈ 8‐10% of total cost spent on Engineering/R&D  Organization  Decentralized Execution  Business Unit Team Concept   Succession Planning  Execution  Relentless Drive to Create Value 17

President VP Sales &  Marketing Business Unit  Manager Business Unit  Manager Business Unit  Manager VP Operations VP  Engineering VP Finance Operating Unit Organization Business Unit  Team Business Unit  Team Business Unit  Team Business Unit Value Focus Business Unit Teams  Co‐Located  Detail Value Focused  New Business Development  Pricing and Contracting  Productivity 18

Business Unit Value Creation  Grouping of Related Products  Integrated Cross Functional Team  Business Unit Manager Drives Performance Business Unit Teams  Profitable New Business  Productivity and Cost Improvement  Value‐based Pricing Value Driver Focus  Standardized Business Metrics Across Operating Units   Quarterly Reviews and Mid‐Year Reviews  Ownership of Results Accountability 19

Business Unit Structure – Driving Value Creation Consistent              Value Generation Value Creation Focus Clear Metrics Detailed Accountability 20

Commercial Aerospace &  Defense Market Updates

14% Fuel 30% Labor & Benefits 23% Other 33% Global Maintenance $101B TransDigm’s Addressed Market for  Commercial Aftermarket Global Airline Operating Expenses 2022 Total = $737B Source: IATA / AeroDynamic Advisory Analysis / TDG Addressed market refers to the material market where TDG currently has content on by aircraft model and part type Global Maintenance Spend 2022 Total = $101B 47% Others 53% TDG Addressed $47B TDG Addressed Market 2022 Total = $47B 3% Others 97% TDG Air Transport Aftermarket ≈ $1.2B TransDigm’s Addressed Market for Air Transport Aftermarket is $47B of Which We Hold a ≈ 3% Market Share 22

TransDigm's Diverse Commercial Aftermarket Revenue Base

TRANSDIGM GROUP INC.

Total FY 2022 Commercial Aftermarket Worldwide Revenue by Annual Sales $ Per Part

> $3 million Sales per year ≈ 10% to 15%



< $3 million Sales per year ≈ 85% to 90%

Top 15 Airlines

American Airlines
United Airlines
Delta Airlines
Lufthansa
IAG
AF-KLM
Ryanair
Emirates
Southwest
Turkish Airlines
Qatar Airways
Air Canada
Singapore Airlines
China Southern
LATAM Air

≈ 50% Worldwide RPM's(1)

High SKU Count being Sold Across a Diverse Customer Base

(1) Source: AeroDynamic Advisory

23

No Significant PMA Threat – At or Below Market Exposure Levels PMA Market Penetration 3rd Party PMA ≈ 1½% to 2½% 3rd Party PMA Less than 2% Total INDUSTRY Commercial Aftermarket $ Total TDG Commercial Aftermarket $ 24

Surplus Parts            Minimal TDG Impact  Source: Management Analysis 7 to 10% Surplus Below 4% Surplus Surplus Sales Market Penetration TDG Below Market %Industry 25 No Significant Surplus Market Threat – Though Continue to Monitor TDG Parts Tend to be Consumables, Below $10K Average Sale Price and Away from the Engine – These are Not Typical Surplus Parts Targets

Strong Positions on Diverse and Growing Platforms Note: Based on Management estimates of total revenue for 2022. Top 5 Commercial Platforms ≈ 17% Sales A320 B737 B747 B757/767        B777 Top 5 Defense Platforms ≈ 8% Sales Blackhawk         C130 F35 F16 A400M TOP  PLATFORMS 26

Major New Business Content:
Commercial Aircraft "New Designs"

TRANSDIGM GROUP INC.

Strong "New Design" $ / Shipset Growth Over Prior Platforms – "Same Store Basis"

B787


+ Over 35%
Prior Platforms
B787

Representative Products:

- Composite Components
- Clamps & Fasteners
- Audio System/Software
- CPA/Module for Utility Control Systems
- Interior Thermo Plastics
- Nacelle & Other Latches
- Numerous Others

A350


+ Over 45%
Prior Platforms
A350

Representative Products:

- Onboard Cargo System
- Cockpit Security System
- Cabin/APU Electrical System Interconnect
- Decorative Laminates
- Engine sensors & GSP Indicators
- Numerous Others

A220


+ ≈ 2X
Prior Platforms
A220

Representative Products:

- Air System Valving
- Composite Components
- Switches & Controls
- Nacelle & Other Latches
- Decorative Laminates
- Numerous Others

Modest Content Changes for Non "New Design" Commercial Aircraft (i.e., B777X, B737Max, A320neo); A Modest Design Change Typically Equates to a Modest Content Change Given the Majority of the Aircraft is Carryover Design.

27

New Defense Platforms – New Designs – "Same Store Basis"

TRANSDIGM GROUP INC.

$ / Shipset Growth Over Prior Platforms – "Same Store Basis"

JSF


+ Over 20 %
Prior Platforms
JSF

Representative Products:

- Airframe Seals
- Hydraulic Actuators/Valves
- Engine Clamps
- Grommets & Line Supports
- Data Management Processing Boards/Software
- Electric Motors
- Elastomers
- Numerous Others

A400M


+ ≈ 2X
Prior Platforms
A400M

Representative Products:

- Cargo Loading System
- Composite Components
- Winch/Retrieval System
- Power Distribution Contactors & Relays
- Main Barrier Nets
- Engine Sensors
- Control Panels & Displays
- Numerous Others

KC46 (767)


+ ≈ 2X
Prior Platforms
KC46 (767)

Representative Products:

- Refueling Connectors
- Main Deck Barrier Nets
- Nacelle & Other Latches
- Power Distribution Contactors & Relays
- Ram Air Actuator
- Numerous Others

28

Mergers & Acquisitions

Focused Acquisition Strategy  Aerospace Products  Proprietary Engineered Products  Significant Aftermarket Content 30

Proven Record of Acquisition and Integration

TRANSDIGM GROUP INC.

Privately Held | **NYSE**

1993 – 2006

- Adel
- Aeroproducts
- Wiggins
- Controlex
- Marathon
- Adams Rite Aerospace
- Christie
- Champion
- Honeywell Lube Pump
- Fuelcom
- Norco
- Avionic Instruments
- Skurka
- Fluid Regulators
- Eaton Motors

2006 – 2010

- Sweeney
- Electra-Motion
- CDA InterCorp.
- Avtech
- ADS/Transicoil
- Bruce
- CEF
- Unison/GE
- APC/GE
- Acme
- Woodward HRT
- Dukes
- Semco
- Hartwell (McKechnie)
- Electromech (McKechnie)
- Tyee (McKechnie)
- TAC (7) (McKechnie)
- Linread (1) (McKechnie)
- Valley-Todeco (1) (McKechnie)
- AQS (1) (McKechnie)

2011 – 2014

- Talley Actuation
- Schneller
- Harco
- AmSafe Passenger Restraints (AmSafe)
- AmSafe Commercial Products (AmSafe)
- AmSafe Cargo Restraints & Specialty Devises (AmSafe)
- Aero-Instruments
- Beams
- Aerosonic
- Arkwin
- Whippany Actuation
- Airborne Systems – North America
- Airborne Systems – Europe
- Elektro-Metall Export

2015 – 2018

- Telair International (Telair)
- AAR Cargo Systems (Telair)
- Nordisk Aviation (Telair)
- Franke Aquarotter
- Pexco
- PneuDraulics
- Breeze-Eastern
- DDC
- Young & Franklin (Tactair)
- Schroth (2)
- North Hills
- Cablecraft Aerospace
- Preece
- Kirkhill
- Extant
- Skandia

2019 – 2020

- Advanced Input Systems(3) (Esterline)
- Armtec (Esterline)
- Auxitrol Weston (Esterline)
- Avista (5) (Esterline)
- CMC Electronics (Esterline)
- Darchem (Esterline)
- Gamesman(3) (Esterline)
- Hytek (Esterline)
- Korry (Esterline)
- Leach International (Esterline)
- Leach NA (Esterline)
- LRE Medical(3) (Esterline)
- Mason (Esterline)
- NMC (Esterline)
- Palomar (Esterline)
- Racal(6) (Esterline)
- Scioteq (7) (Esterline)
- Souriau Sunbank(4) (Esterline)
- TA Aeropsapce (Esterline)
- Treality SVS (7) (Esterline)

2021 – 2023

- Chelton Ltd. (Cobham Aero Connectivity)
- Canyon AeroConnect (Cobham Aero Connectivity)
- DART Aerospace
- Calspan Corporation

TransDigm has acquired 88 businesses since 1993, including 73 since its IPO.

(1) Divested in Q2 and Q3 of FY2011
(2) Divested in Q2 FY2018
(3) Divested in Q4 FY 2019
(4) Divested in Q1 FY 2020
(5) Divested in Q1 FY2021
(6) Divested in Q2 FY2021
(7) Divested in Q3 FY 2021

31

Active Acquisition Process  Current Multiple(s): 12 – 15x EBITDA Post Acquisition: 50%+ multiple reduction FY2022 Results 32

Acquisition of Esterline 33  Acquisition Date: March 2019  Purchase Price: ≈ $4B  Retained 12 Operating Units   ≈ 25% of Esterline was Sold Post‐Acquisition  Sold 8 Operating Units for ≈ $1.3B  Primarily Non‐Aerospace Operating Units or  Aerospace Operating Units that did not fit TDG Criteria  EBITDA Margin Profile  As of Acquisition Date: ≈ 15% EBITDA Margin   Current: EBITDA Margins well into 30%’s

Actual Performance – Esterline 2019 Price Productivity New Biz & Market (Volume) 2024 2019 Price Productivity New Biz & Market (Volume) 2023 Fcst EBITDA hit Year 5 model target in only 1 year of ownership EBITDA continues to be well ahead of model (despite pandemic impact) Acquisition Model EBITDA Bridge Actual / FCST EBITDA Bridge 34

Acquisition of Cobham Aero Connectivity 35  Acquisition Date: January 2021  Purchase Price: ≈ $945M  Split into Two Operating Units Post‐Acquisition   Chelton Ltd (Marlow, UK)  Canyon AeroConnect (Prescott, AZ)  EBITDA Margin Profile  As of Acquisition Date: ≈ 25% EBITDA Margin   Current: EBITDA Margins Nearing 40%  EBITDA One Year Ahead of Acquisition Model Products – Highly Engineered Antennas & Radios  Defense 75% OEM 30% Aftermarket 70% Revenues Revenues Commercial 25%

ESG Initiatives 36

TransDigm ESG Highlights 37  Greenhouse Gas Emissions  In March 2022, TransDigm Established Greenhouse Gas Emissions Reduction Goal of 50%  Reduction in Scope 1 and Scope 2 Emissions by 2031  Diversity Initiatives  BOD Diversity improved to 33% in 2023 versus 9% in 2017  Executive Diversity (includes Officers & EVPs) improved to 42% in 2023 versus 10% in 2017  Continued efforts at Operating Units to Recruit and Hire Diverse Candidates  Implemented Unconscious Bias Training in 2022 for our Board of Directors and Management  Community Outreach  Doug Peacock Scholarship Program  Focuses on providing scholarships to female and minority high school and college students  Sponsorship of a New STEM Classroom at the Great Lakes Science Center  Supporting the Manufacturing Advocacy and Growth Network (MAGNET)  MAGNET creates pathways to careers in high‐tech manufacturing & helps small to mid‐size firms thrive in  manufacturing  TransDigm Stakeholder Report  A full summary of our ESG initiatives can be found in our 2022 Stakeholder Report (see the  TransDigm website)

38 TransDigm Greenhouse Gas Emissions TransDigm is actively investigating options for pursuing the implementation of additional energy  efficiency projects at our operations, considering sourcing renewable energy and other solutions that  would lower our emissions footprint and achieve our goal of 50% reduction in Scope 1 and Scope 2  greenhouse gas emissions by 2031 Scope 2 includes purchased electricityScope 1 includes natural gas and other fuel combustion 93,037 107,798 0 20,000 40,000 60,000 80,000 100,000 120,000 Total Greenhouse Gas Emissions (t CO2e) (Scope 1 & Scope 2) Base Year FY2019 FY2022 14% Decrease

Financial Topics 39

Capital Structure

TRANSDIGM GROUP INC.

Pro Forma Capital Structure

($ in millions)

	Actual 4/1/23	Adj.	Pro forma (1) 4/1/23		Rate
Cash	$3,418	-	$3,418		
Restricted Cash [(1)]	1,100	(1,100)	-		
Total Cash	$4,518		$3,418		
$810mm revolver [(2)]	-	-	-		L + 2.50%
$350mm AR securitization facility	350	-	350		S + 1.30%
First lien term loan H due 2027	1,719	-	1,719		S + 3.25%
First lien term loan I due 2028	4,559	-	4,559		S + 3.25%
Senior secured notes due 2025 [(1)]	1,100	(1,100)	-		8.000%
Senior secured notes due 2026	4,400	-	4,400		6.250%
Senior secured notes due 2028	2,100	-	2,100		6.750%
Total secured debt	**$14,228**		**$13,128**	**4.4x**	
Total net secured debt	**$10,810**		**$9,710**	**3.3x**	
Senior subordinated notes due 2026	950	-	950		6.375%
Senior subordinated notes due 2026	500	-	500		6.875%
Senior subordinated notes due 2027	550	-	550		7.500%
Senior subordinated notes due 2027	2,650	-	2,650		5.500%
Senior subordinated notes due 2029	1,200	-	1,200		4.625%
Senior subordinated notes due 2029	750	-	750		4.875%
Finance Lease Obligations (Gross)	195	-	195		
Total debt	**$21,023**		**$19,923**	**6.7x**	
Total net debt	**$17,605**		**$16,505**	**5.6x**	

FY23 Weighted Average Interest Rate 6.0%

(1) Pro forma capital structure reflects the April 2023 repayment of the $1,100 billion of 8.0% Senior Secured Notes due 2025. Restricted cash at period ended April 1, 2023, represents the cash committed from the issuance of the $1,100 million in 6.75% Senior Secured Notes due August 15, 2028, to redeem the outstanding $1,100 million in 8.00% Senior Secured Notes due 2025. The notification of the redemption of the $1,100 million 8.00% Secured Notes due 2025 occurred on March 9, 2023, and the redemption occurred on April 10, 2023.

(2) In June 2023, the reference rate on the existing Revolver will automatically convert from LIBOR to Term SOFR.

40

41 Debt Maturity Profile $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2023 2024 2025 2026 2027 2028 2029 Secured Term Loans Secured Notes Sr Sub Notes Note: $350M AR Securitization renews annually in July Debt Maturity Profile ($MM)

Interest Rate Sensitivity  42 • Interest rates on TDG’s $20Bn of gross Debt is over 75% hedged/fixed rate through fiscal year 2026 • Achieved via a combination of interest rate caps, swaps and collars • Significantly reduces near-term exposure to any variable rate increases (1) FY Weighted Average Variable Rate % is the average LIBOR and Term SOFR for TDG's 2023 fiscal year based on current consensus and management  forward estimates.  (2) Interest expense shown includes $40M amortization of debt issuance costs and fees and approximately $85M of Interest income. (3) Current FY 23 Assumptions reflects the Net Interest Expense guidance for the fiscal year ending 9/30/23 that was issued on 5/9/23.  The Company only updates guidance  quarterly and this presentation does not confirm or update guidance now.  $ in millions Current FY 23 Assumptions AVERAGE VARIABLE RATE % ~ 4.8% 6.0% 7.0% Interest Expense - Pre-Tax $1,185 $1,215 $1,235 Interest Rate - Pre-Tax 6.0% 6.1% 6.2% (1) (2) (3)

TransDigm Deleverage Profile 43 Net Debt / PF EBITDA as Defined (1) 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 07/03FY03FY04FY05 4/06 FY06FY07FY08FY0910/09FY1012/10FY11 3/12 FY1212/123/13 6/13 FY13 3/14 FY14 3/15 FY15 3/16 7/16 PF16 3/17 7/17 PF17 3/30 6/30 FY18 3/31 PF19 3/31 FY20FY21FY22 3/23 Warburg Pincus Recap IPO Recap & Dividend McKechnie Acquisition AmSafe Acquisition Special Dividend Special Dividend Refi & Dividend Telair, Franke and Pexco DDC Acquisition & GCP Special dividend Special dividend Refinancing Esterline Acquisition Special Dividend COVID-19 Downturn Special Dividend (1) PF EBITDA as Defined is a non‐GAAP financial measure. For a historical reconciliation of PF EBITDA as Defined to Income from Continuing Operations, please see the appendix.

APPENDIX: Reconciliation of EBITDA and EBITDA As Defined to Income from Continuing Operations

TRANSDIGM GROUP INC.

($ in millions)	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Income (loss) from continuing ops.	($5)	$0	$1	$3	$14	($17)	$11	$14	$31	($76)	$14	$35	$25	$89	$133
Depreciation and amortization	7	7	7	6	7	6	7	9	13	10	18	17	16	24	25
Interest expense, net	5	5	5	3	3	23	28	32	37	43	75	80	77	92	93
Income tax provision (benefit)	(2)	-	2	5	13	(2)	8	9	17	(45)	6	23	16	53	74
Warrant put value adjustment	1	1	2	5	7	-	-	-	-	-	-	-	-	-	-
Extraordinary item	-	-	-	2	-	-	-	-	-	-	-	-	-	-	-
EBITDA	6	13	17	24	44	10	54	64	98	(68)	113	155	134	258	325
Merger expense	-	-	-	-	-	40	-	-	-	176	-	-	-	-	-
Refinancing costs	-	-	-	-	-	-	-	-	-	-	-	-	49	-	-
Acquisition-related costs	4	-	-	1	-	1	-	8	-	15	20	2	1	9	2
Non-cash comp and def comp costs	-	-	-	-	-	-	-	-	-	1	6	7	1	6	6
One-time special bonus	-	-	-	-	-	-	-	-	-	-	-	-	6	-	-
Public offering costs	-	-	-	-	-	-	-	-	-	-	-	-	3	2	-
EBITDA As Defined	$10	$13	$17	$25	$44	$51	$54	$72	$98	$124	$139	$164	$194	$275	$333

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Income from continuing ops.	$163	$163	$152	$325	$303	$307	$447	$586	$629	$962	$841	$653	$681	$866
Depreciation and amortization	28	30	61	68	73	96	94	122	141	129	226	283	253	253
Interest expense, net	84	112	185	212	271	348	419	484	602	663	859	1,029	1,059	1,076
Income tax provision	88	88	77	163	146	142	189	182	209	24	222	87	34	261
EBITDA	$363	$393	$475	$768	$793	$893	$1,149	$1,374	$1,581	$1,778	$2,148	$2,052	$2,027	$2,456
Refinancing costs	-	-	72	-	30	132	18	16	40	6	3	28	37	1
Acquisition-related costs/other	6	12	30	19	26	21	37	57	31	29	169	31	35	18
Non-cash comp and deferred comp costs	6	7	13	22	49	26	32	48	46	59	93	93	129	184
COVID-19 pandemic restructuring costs	-	-	-	-	-	-	-	-	-	-	-	54	40	0
Gain on sale of businesses	-	-	-	-	-	-	-	-	-	-	-	-	(69)	(7)
Other	-	-	-	-	2	1	(2)	-	13	5	6	20	(10)	(6)
EBITDA As Defined	$375	$412	$590	$809	$900	$1,073	$1,234	$1,495	$1,711	$1,877	$2,419	$2,278	$2,189	$2,646

Note: Please see the Special Notice Regarding Pro Forma and Non – GAAP Information.

44

FY 2023 Guidance Midpoint Income from continuing operations 1,166$ Adjustments: Depreciation and amortization expense 277 Interest expense - net 1,185 Income tax provision 388 EBITDA 3,016 Adjustments: Acquisition-related expenses and adjustments (1) 18 Non-cash stock and deferred compensation expense (2) 165 Refinancing costs (3) 36 Other, net (4) 25 Gross Adjustments to EBITDA 244 EBITDA As Defined $3,260 EBITDA As Defined, Margin (5) 50.5% APPENDIX: Reconciliation of Fiscal 2023 Outlook  45 ($ in millions) (1) Represents accounting adjustments to inventory associated with acquisitions of businesses and product lines that were charged to cost of sales when inventory was sold;  costs incurred to Integrate acquired  businesses and product lines into TD Group’s operations, facility relocation costs and other acquisition‐related costs; transaction‐related  costs for both acquisitions and divestitures comprising deal fees, legal, financial and tax due diligence expenses, and valuation costs that are required to be expensed as  incurred.  (2) Represents the compensation expense related to debt financing activities, including new issuances, extinguishments, refinancings and amendments to existing agreements. (3) Represents costs expensed related to debt financing activities, including new issuances, extinguishments, refinancings and amendments to existing agreements. (4) Primarily represents foreign currency transaction (gains) or losses, payroll withholding taxes related to dividend equivalent payments and stock option exercises, non‐service  related pension costs and deferred compensation payments. (5) The EBITDA As Defined margin represents the amount of EBITDA As Defined as a percentage of net sales.